Exhibit 10.9

WAIVER dated as of February 25, 2022 (this “Waiver”), to the FIVE-YEAR REVOLVING CREDIT AGREEMENT dated as of August 20, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ZIMMER BIOMET HOLDINGS, INC., a Delaware corporation (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as the Administrative Agent.

WHEREAS, the Borrower has previously disclosed its intent to separate its spine and dental businesses from its core businesses (the “Spin-Off”) through the distribution of at least 80% of the shares of common stock of ZimVie Inc., a Delaware corporation and wholly-owned Subsidiary of the Borrower (“ZimVie”), to holders of the Borrower’s common stock, whereupon ZimVie shall become an independent publicly traded company and ZimVie and its subsidiaries shall cease to be Subsidiaries of the Borrower (ZimVie and such of its subsidiaries, the “ZimVie Entities”);

WHEREAS, in connection with the Spin-Off and as previously disclosed, ZimVie had entered into the Credit Agreement, dated as of December 17, 2021 (the “ZimVie Credit Agreement”), among ZimVie, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which ZimVie intends to incur Debt (the “ZimVie Debt”), which will be guaranteed by certain of the other ZimVie Entities, and to secure the ZimVie Debt and related obligations by Liens on certain assets of ZimVie and certain other ZimVie Entities (the “ZimVie Liens”);

WHEREAS, at the time of incurrence of the ZimVie Debt and the creation of the ZimVie Liens, the ZimVie Entities will be Subsidiaries of the Borrower and, accordingly, will be subject to, among other things, the limitations on Liens set forth in Section 9.02 of the Credit Agreement and the limitations on Subsidiary Indebtedness set forth in Section 9.05 of the Credit Agreement;

WHEREAS, the Borrower hereby requests that the Lenders waive any Default or Event of Default under the Credit Agreement that would arise as a result of the incurrence of the ZimVie Debt and creation of the ZimVie Liens; and

WHEREAS, the Lenders whose signature appear below, which constitute the Required Lenders, are willing to agree to such waiver on terms and subject to the conditions set forth therein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Waiver. Each Lender party hereto waives, as of the Waiver Effective Date (as defined below), any Default or Event of Default that would arise as a result of the incurrence by the ZimVie Entities of Debt under, and the creation by the ZimVie Entities of Liens on their assets pursuant to, the ZimVie Credit Agreement and the other loan documents executed in connection therewith; provided that if (a) the Spin-Off is not consummated and (b) the ZimVie Debt is not repaid in full and the ZimVie Liens are not released, in each case, within 10 Business Days of the Waiver Effective Date, then this Waiver shall be of no further force and effect.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that, after giving effect to the effectiveness of the waiver set forth in Section 2 hereof:

(a) the representations and warranties set forth in Article VI of the Credit Agreement (other than the representations and warranties set forth in Sections 6.05(b) and 6.06(a)) are true and correct in all material respects on and as of the Waiver Effective Date, with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date (in which case they are true and correct in all material respects on and as of such earlier date) and except to the extent such representations and warranties are qualified by materiality (in which case they are true and correct in all respects); and

(b) as of the Waiver Effective Date, no Default has occurred and is continuing.

SECTION 4. Effectiveness. This Waiver shall become effective as of the first date (the “Waiver Effective Date”) on which the Administrative Agent shall have executed a counterpart of this Waiver and shall have received from the Borrower and Lenders that represent at least the Required Lenders either (a) a counterpart of this Waiver signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include electronic transmission of a signed signature page of this Waiver) that such party has signed a counterpart of this Waiver.

SECTION 5. Credit Agreement. Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Lenders or the Lenders under the Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances. On and after the Waiver Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the

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Credit Agreement as modified hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as modified hereby. This Waiver shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Applicable Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

SECTION 7. Counterparts. This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Waiver to produce or account for more than one such fully-executed counterpart. Delivery of an executed counterpart of a signature page of this Waiver by facsimile transmission or other electronic imaging shall be effective as delivery of a manually executed counterpart thereof. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Waiver shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by fax, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

SECTION 8. Incorporation by Reference. The provisions of Sections 12.09, 12.11, 12.13 and 12.14 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the date first above written.

ZIMMER BIOMET HOLDINGS, INC.

by	/s/ Pradipto Bagchi
Name: Pradipto Bagchi
Title: Vice President and Treasurer

[Signature Page to Waiver – Five-Year Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by	/s/ James Kyle O’Donnell
Name: James Kyle O’Donnell
Title: Vice President

[Signature Page to Waiver – Five-Year Revolving Credit Agreement]

LENDER SIGNATURE PAGE TO

WAIVER TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF ZIMMER BIOMET HOLDINGS, INC.

Name of Lender:
BANK OF AMERICA, N.A.

by	/s/ Darren Merten
Name: Darren Merten
Title: Director

Name of Lender:
BARCLAYS BANK PLC

by	/s/ Edward Pan
Name: Edward Pan
Title: Associate

Name of Lender:
BNP PARIBAS

by	/s/ Michael Pearce
Name: Michael Pearce
Title: Managing Director

by	/s/ John Bosco
Name: John Bosco
Title: Managing Director

Name of Lender:
DNB CAPITAL LLC

by	/s/ Kristie Li
Name: Kristie Li
Title: Senior Vice President

by	/s/ Dania Hinedi
Name: Dania Hinedi
Title: Senior Vice President

LENDER SIGNATURE PAGE TO

WAIVER TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF ZIMMER BIOMET HOLDINGS, INC.

Name of Lender:
Goldman Sachs Bank USA

by	/s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

Name of Lender:
HSBC Bank USA, N.A.

by	/s/ Iain P. Stewart
Name: Iain P. Stewart
Title: Managing Director

Name of Lender:
MIZUHO BANK, LTD.

by	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

Name of Lender:
ROYAL BANK OF CANADA

by	/s/ Diana Lee
Name: Diana Lee
Title: Authorized Signatory

Name of Lender:
SUMITOMO MITSUI BANKING CORP

by	/s/ Gail Motonaga
Name: Gail Motonaga
Title: Executive Director

LENDER SIGNATURE PAGE TO

WAIVER TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF ZIMMER BIOMET HOLDINGS, INC.

Name of Lender:
MORGAN STANLEY BANK, N.A.

by	/s/ Gilroy D’Souza
Name: Gilroy D’Souza
Title: Authorized Signatory

Name of Lender:
TD Bank, N.A.

by	/s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

Name of Lender:
UNICREDIT BANK AG NEW YORK BRANCH

by	/s/ Fabio Della Malva
Name: Fabio Della Malva
Title: Managing Director

by	/s/ Laura Shelmerdine
Name: Laura Shelmerdine
Title: Associate Director

Name of Lender:
U.S. BANK NATIONAL ASSOCIATION

by	/s/ Michael West
Name: Michael West
Title: Senior Vice President

LENDER SIGNATURE PAGE TO

WAIVER TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF ZIMMER BIOMET HOLDINGS, INC.

Name of Lender:
AGRICULTURAL BANK OF CHINA LIMITED, NEW YORK BRANCH

by	/s/ Nelson Chou
Name: Nelson Chou
Title: Senior Vice President & Head of Corporate Banking Department

Name of Lender:
DZ Bank AG
Deutsche Zentral-Genossenschaftsbank,
New York Branch

by	/s/ Oliver Hildenbrand
Name: Oliver Hildenbrand
Title: Director

by	/s/ Alexander Dickhoff
Name: Alexander Dickhoff
Title: Vice President

Name of Lender:
The Northern Trust Company

by	/s/ Lisa DeCristofaro
Name: Lisa DeCristofaro
Title: SVP

Name of Lender:
Lake City Bank

by	/s/ Cameron V. Plew
Name: Cameron V. Plew
Title: Vice President